12. Land Held for Development; Mortgage Receivable	12 Months Ended
Dec. 31, 2014
Mortgage Loans on Real Estate [Abstract]
12. Land Held for Development; Mortgage Receivable

On December 18, 2013, the Company bought a defaulted note secured by a first mortgage on certain real property from Bremer Bank, National Association with the intention of foreclosing and thereby obtaining title to the land. As of December 31, 2013, land held for development totaled $110,477, consisting of one single family lot. Also as of the same date, the carrying value of the mortgage totaled $353,504 and consisted of the purchase price of $340,000 of principal and $13,504 of accrued interest. On April 21, 2014, the foreclosure on the mortgage note was completed. Consequently, the note was cancelled and the land received was reclassified to “land held for development” and as of December 31, 2014, land held for development totaled $953,462.